UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8, 2008 (April 2, 2008)

BRENDAN TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State of Other Jurisdiction of Incorporation)

0-17493	88-0237223
(Commission File Number)	(I.R.S. Employer Identification Number)

2236 Rutherford Road, Suite 107 -
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 929-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TABLE OF CONTENTS

Section 1 — Registrant’s Business and Operations		1
Item 1.01	Entry into a Material Definitive Agreement	1

Section 2 — Financial Information		1
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant	1

Section 3 — Securities and Trading Markets		1
Item 3.02	Unregistered Sales of Equity Securities	1

Section 9 — Financial Statements and Exhibits		1
Item 9.01.	Financial Statements and Exhibits.	1

SIGNATURE
Exhibit Index

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Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to a Loan and Security Agreement, dated July 10, 2007 (the "Security Agreement"), Brendan Technologies, Inc. (the "Company") issued 15% Secured Promissory Notes having an aggregate principal amount of $600,000 (the "Notes”) to a group of five private investors (the “Investors”). The maturity date of the Notes was April 10, 2008. On April 2, 2008, the Company and the Investors entered into a Forbearance Agreement (the “Forbearance Agreement”) whereby the maturity date of the Notes was amended to June 9, 2008, the default interest rate of 22% per annum will be accrued from February 1, 2008 until the Notes are paid in full, and 225,000 restricted shares of the Company’s common stock (the “Shares”) will be issued to the Investors. The remaining terms of the Security Agreement remain unchanged. The Company will receive no proceeds from the issuance of the Shares.

Section 2 — Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

Discussed above in Item 1.01 are debt obligations created from other than in the ordinary course of business which constitutes direct financial obligations of the Company

Section 3 — Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to Item 1.01 with respect to the issuance of the Shares. The Shares were issued without registration under the Securities Act of 1933, as amended, in reliance upon the exemption provided by Section 4(2) thereof and Regulation D promulgated thereunder on the basis that the issuance of the Shares were transactions not involving any public offering. Appropriate precautions against transfer will be taken, including the placing of a restrictive legend on the Shares.

	Date of	Number of
Name	Issuance	Shares
Little Bear Investments, LLC	April 2, 2008	37,500
The Kybartai Trust	April 2, 2008	37,500
Iroquois Master Fund, Ltd.	April 2, 2008	93,750
Eugene and Natalie Ciner	April 2, 2008	3,750
Zachary Prensky	April 2, 2008	52,500

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit No.	Description	Method of Filing
4.14	Forbearance Agreement	Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 8, 2008	BRENDAN TECHNOLOGIES, INC. By: /s/ LOWELL W. GIFFHORN Lowell W. Giffhorn Chief Financial Officer

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Brendan Technologies, Inc.
FORM 8-K
Exhibit Index

Exhibit No.	Description	Method of Filing
4.14	Forbearance Agreement	Filed herewith

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